Exhibit 99.1

FOR IMMEDIATE RELEASE
CONTACT:

(Investor Relations)	(Corporate Press)
Henry A. Diamond	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Henry.Diamond@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Strong Results for Fiscal

Second Quarter 2017

Net revenue grew 21% to $420.2 million

GAAP net income was $0.39 per diluted share

Non-GAAP net income was $0.45 per diluted share

Bookings grew 28% to $452.8 million

New York, NY — November 2, 2016 — Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today reported strong results for its fiscal second quarter 2017, ended September 30, 2016.  In addition, the Company provided its initial financial outlook for its fiscal third quarter 2017, ending December 31, 2016, and updated its financial outlook for its fiscal year ending March 31, 2017.

Financial Results

For fiscal second quarter 2017, net revenue grew 21% to $420.2 million, as compared to $347.0 million for fiscal second quarter 2016.  The largest contributors to net revenue in fiscal second quarter 2017 were NBA® 2K16, Grand Theft Auto V® and Grand Theft Auto Online, BioShock®: The Collection, and XCOM® 2.

The change in deferred net revenue, which represents revenue recognized during the current period that was deferred in prior periods, net of revenue that is being deferred into future periods, was $59.3 million in fiscal second quarter 2017 versus $18.0 million in fiscal second quarter 2016.

Digitally-delivered net revenue grew 14% to $230.8 million, as compared to $202.4 million for fiscal second quarter 2016.  Recurrent consumer spending (virtual currency, downloadable add-on content and online games) accounted for 56% of digitally-delivered net revenue, or 31% of total net revenue.  The largest contributors to digitally-delivered net revenue in fiscal second quarter 2017 were NBA 2K16, and Grand Theft Auto V and Grand Theft Auto Online.

The change in deferred digitally-delivered net revenue was $3.4 million in fiscal second quarter 2017 versus ($61.4) million in fiscal second quarter 2016.

GAAP cost of goods sold was $205.6 million, as compared to $143.9 million for fiscal second quarter 2016.

Non-GAAP cost of goods sold was $200.0 million, as compared to $139.8 million for fiscal second quarter 2016.

The change in deferred cost of goods sold, which represents cost of goods sold recognized during the current period that were deferred in prior periods, net of cost of goods sold that are being deferred into future periods, was $28.8 million in fiscal second quarter 2017 versus $49.0 million in fiscal second quarter 2016.

GAAP net income was $36.4 million, or $0.39 per diluted share, as compared to $54.7 million, or $0.55 per diluted share, for the year-ago period.

Non-GAAP net income was $50.7 million, or $0.45 per diluted share, as compared to $56.2 million, or $0.51 per diluted share, for the year-ago period.

The net effect from deferral of net revenue and related cost of goods sold, which represents the after-tax net effect on net income (loss) from the change in deferred revenue and the change in deferred cost of goods sold, was $23.4 million (including tax expense of $7.1 million) in fiscal second quarter 2017 versus ($23.5) million (including tax benefit of $7.6 million) in fiscal second quarter 2016.

As of September 30, 2016, the Company had cash and short-term investments of $1.175 billion.

Operational Metric - Bookings

During fiscal second quarter 2017, total bookings, which represents the total amount billed by the Company from sales of physical product sold-in to retail and available to consumers, net of allowances, plus product digitally-delivered to consumers during the period, grew 28% to $452.8 million, as compared to $353.0 million during fiscal second quarter 2016.  The largest contributors to bookings were NBA 2K17 and NBA 2K16, Grand Theft Auto V and Grand Theft Auto Online, BioShock: The Collection, and XCOM 2.  Catalog accounted for $193.7 million of bookings led by Grand Theft Auto and NBA 2K.  Digitally-delivered bookings grew 59% to $210.8 million, as compared to $132.4 million in last year’s fiscal second quarter, led by NBA 2K17 and NBA 2K16, and Grand Theft Auto V and Grand Theft Auto Online.  Bookings from recurrent consumer spending (virtual currency, downloadable add-on content and online games) grew 63% year-over-year and accounted for 52% of digitally-delivered bookings, or 24% of total bookings.

Management Comments

“Take-Two’s business continued to outperform during the second quarter, enabling us to deliver strong net revenue and better-than-expected bookings growth,” said Strauss Zelnick, Chairman and CEO of Take-Two.  “Our outstanding results were highlighted by the series’ record-breaking launch of NBA 2K17, ongoing robust demand for Grand Theft Auto V, and increased recurrent consumer spending, including year-over-year bookings growth from Grand Theft Auto Online.

“Our holiday season is off to a great start with a diverse array of successful new releases, including Mafia III, WWE 2K17 and Sid Meier’s Civilization VI, as well as our first virtual reality offering — Carnival Games VR.  We intend to support our titles with innovative offerings designed to promote ongoing engagement and drive recurrent consumer spending, including additional free content for Grand Theft Auto Online.  Looking ahead, fiscal 2018 is poised to be another strong year for our Company.  We expect to grow both bookings and net cash provided by operating activities driven by our release slate led by Rockstar Games’ highly anticipated launch of Red Dead Redemption 2.”

Business and Product Highlights

Since July 1, 2016:

Rockstar Games:

•                  Released new free content updates for Grand Theft Auto Online, including:

•                  Bikers, which brings underground Motorcycle Clubs to the forefront of the Los Santos and Blaine County criminal underworld with a range of all new competitive and co-operative gameplay, as well as new modes, vehicles, weapons, clothing and much more.

•                  Cunning Stunts, which features a total of 27 brand-new, high-octane Stunt Races utilizing ramps, loops, wall rides, tubes, raised tracks and dynamic objects for a radical new take on Grand Theft Auto Online racing, along with 19 new vehicles, clothing and the launch of the Stunt Race Creator tools, which allow the community to make and share their own custom stunt races.  Also added on August 2, 2016 was the Entourage Adversary Mode.

•                  Made Red Dead Redemption available as part of Microsoft’s Xbox One Backward Compatibility program, enabling owners of the Xbox 360 versions of Red Dead Redemption, Red Dead Redemption Undead Nightmare, and Red Dead Redemption: Game of the Year Edition to play on Xbox One.  In addition, Red Dead Redemption is now available for purchase through digital download from the Games Store on Xbox One.

•                  Announced that the highly-anticipated Red Dead Redemption 2® is planned for release worldwide in Fall 2017 for PlayStation4 and Xbox One.  Developed by the creators of Grand Theft Auto V and Red Dead Redemption, Red Dead Redemption 2 is an epic tale of life in America’s unforgiving heartland.  The game’s vast and atmospheric open world will also provide the foundation for a brand new online multiplayer experience.

2K:

•                  Launched Sid Meier’s Civilization® VI for PC.  Developed by Firaxis Games, Sid Meier’s Civilization VI is the next entry in the award-winning turn-based strategy franchise that has sold-in over 37 million units.  The title has received outstanding reviews from critics, including 9.5 out of 10 from Game Informer, 9.4 out of 10 from IGN, 93 out of 100 from PC Gamer, and 90 out of 100 from GameSpot.

•                  Launched WWE® 2K17 for PlayStation 4, PlayStation 3, Xbox One and Xbox 360.  Developed collaboratively by Yuke’s and Visual Concepts, WWE 2K17 is being supported with downloadable add-on content, including a Season Pass.

•                  Launched Mafia III, the next installment in 2K’s successful organized crime series, for Xbox One, PlayStation 4 and PC.  Developed by Hangar 13, Mafia III is the fastest-selling game in 2K’s history, generating week one sell-in of more than 4.5 million units.  Mafia III is being supported with downloadable add-on content, including a Season Pass, as well as a free-to-play mobile battle RPG game, Mafia III Rivals, for iOS and Android devices.

•                  Released XCOM 2 on PlayStation 4 and Xbox One.  XCOM 2 initially launched for PC in February 2016 and received outstanding review scores, with Game Informer Magazine, GameSpot and IGN each scoring the title in the 9-out-of-10 range.

•                  Launched NBA 2K17 on PlayStation 4, PlayStation 3, Xbox One, Xbox 360 and PC, as well as on iOS and Android devices.  The title received stellar reviews, becoming the highest-rated annual sports game of the current console generation and the highest-rated title in the history of the NBA 2K series.*  NBA 2K17 delivered record first week sell-in for the series and has continued to grow versus the prior-year’s release, with  sell-in to date of more than 4.5 million units.

•                  Released BioShock: The Collection for PlayStation 4, Xbox One, and PC**.  BioShock: The Collection includes BioShock, BioShock 2, and BioShock Infinite completely remastered for new-generation consoles in full high-resolution and up to 60 frames per second, complete with all single-player DLC and a never-before-seen video series, “Director’s Commentary: Imagining BioShock,” which includes insights from series creator Ken Levine.

•                  Released Carnival Games® VR for HTC Vive™ and PlayStation®VR.  A new take on the hit franchise created by Cat Daddy Games that has sold-in more than 9 million copies worldwide, Carnival Games VR is 2K’s first virtual reality offering.  The title will also be available on December 6, 2016 for Oculus Rift.

•                  Released NHL SuperCard 2K17 for iOS and Android devices.  Developed by Cat Daddy Games, NHL SuperCard 2K17 is a free-to-play NHL collectible card-battling game that includes more than 400 cards with current NHL players, season-based action, exhibition games and more.

•                  Announced that WWE SuperCard - Season 3 will be available for iOS and Android devices in November 2016.  Developed by Cat Daddy Games, WWE SuperCard Season 3 will be a free update to the popular WWE collectible card-battling game that has been downloaded more than 11 million times, featuring new modes of play, Superstars and more.

*   According to Metacritic.com.

** BioShock: The Collection is only available for PC through digital-download.

Financial Outlook for Fiscal 2017

Take-Two is providing its initial financial outlook for its fiscal third quarter ending December 31, 2016 and is updating its financial outlook for its fiscal year ending March 31, 2017, including maintaining its outlook for net revenue and increasing its outlook for bookings.  Additional details regarding the Company’s financial outlook are available by visiting http://ir.take2games.com.

	Third Quarter Ending 12/31/2016 (1)	Fiscal Year Ending 3/31/2017 (1)

Net revenue	$475 to $525 million	$1.75 to $1.85 billion
GAAP Net income	$17 to $30 million	$180 to $213 million
Stock-based compensation expense (2)	$20 million	$71 million
Non-cash amortization of discount on convertible notes	$5 million	$22 million
Gain on long-term investment, net	—	$1 million
Income tax adjustment	($8) to ($10) million	($48) to ($52) million
Non-GAAP net income	$34 to $45 million	$226 to $255 million
GAAP Net income per diluted share	$0.18 to $0.32	$1.80 to $2.09
Non-GAAP net income per diluted share	$0.30 to $0.40	$2.00 to $2.25
Net cash provided by operating activities		$300 million
Capital expenditures		$50 million

Deferred Net Revenue and Cost of Goods Sold
Change in deferred net revenue	$200 million	($80) million
Net effect from deferral of net revenue and related cost of goods sold	$62 million (3)	($49) million (4)

Operational Metric
Bookings	$650 to $700 million	$1.6 to $1.7 billion

(1)         The individual components of the financial outlook may not foot to the totals as the Company does not expect actual results for every component to be at the low end or high end of the outlook range simultaneously.

(2)         The Company’s stock-based compensation expense for the periods above includes the cost of approximately 0.9 million restricted stock units previously granted to ZelnickMedia that are subject to variable accounting.  Actual expense to be recorded in connection with these shares is dependent upon several factors, including future changes in Take-Two’s stock price.

(3)         Includes tax impact of $18 million.

(4)         Includes tax impact of ($14) million.

Key assumptions and dependencies underlying the Company’s financial outlook include: the timely delivery of the titles included in this financial outlook; continued consumer acceptance of the Xbox One and PlayStation 4; the ability to develop and publish products that capture market share for these new-generation systems while continuing to leverage opportunities on the Xbox 360, PlayStation 3 and PC; and stable foreign exchange rates.  See also “Cautionary Note Regarding Forward Looking Statements” below.

Product Releases

The following titles were released since July 1, 2016:

Label	Title	Platforms	Release Date
2K	Evolve Stage 2	PC	July 7, 2016
2K	MyNBA 2K17	iOS and Android devices	September 8, 2016
2K	BioShock: The Collection	PS4, Xbox One, PC*	September 13, 2016
2K	NBA 2K17	PS4, PS3, Xbox One, Xbox 360, PC*	September 20, 2016
2K	NBA 2K17	iOS and Android Devices	September 22, 2016
2K	XCOM 2	PS4, Xbox One	September 27, 2016**
2K	Mafia III	PS4, Xbox One, PC	October 7, 2016
2K	Mafia III Rivals	iOS and Android Devices	October 7, 2016
2K	WWE 2K17	PS4, PS3, Xbox One, Xbox 360	October 11, 2016
2K	NHL SuperCard 2017	iOS and Android Devices	October 13, 2016
2K	Sid Meier’s Civilization VI	PC	October 21, 2016
2K	Carnival Games VR	HTC Vive, PlayStation VR	October 28, 2016

* BioShock: The Collection is only available for PC through digital-download.

** North American release date; international followed three days later.

Take-Two’s lineup of future titles announced to date includes:

Label	Title	Platforms	Release Date
2K	WWE SuperCard - Season 3	iOS and Android Devices	November 2016
2K	Carnival Games VR	Oculus Rift	December 6, 2016
Rockstar Games	Red Dead Redemption 2	PS4, Xbox One	Fall 2017

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics.  The call can be accessed by dialing (877) 407-0984 or (201) 689-8577.  A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses Non-GAAP measures of financial performance.  These Non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or superior to, the corresponding GAAP financial measures, and may be different from similarly titled measures used by other companies.  Management believes that the presentation of these Non-GAAP financial measures facilitates comparison of the Company’s operating performance between periods and helps investors to better understand the operating results of Take-Two by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook, such as stock-based compensation and non-cash amortization of discount on convertible notes; charges relating to business reorganizations; and gains on strategic non-core business investments.  Internally, management makes Non-GAAP adjustments to the Company’s financial measures as set forth below to assess the company’s operating results and in planning and forecasting.  The Non-GAAP adjustments to the Company’s financial measures are as follows:

•                  Stock-based compensation — stock-based compensation is a non-cash expense that is subject to stock price volatility.  The Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short- and long-term operating plans.  In addition, when considering the impact of equity award grants, the Company places a greater emphasis on overall shareholder dilution rather than the accounting charges associates with such grants.  As a result, the Company has excluded such expenses from its Non-GAAP financial measures.

•                  Business reorganization — although the Company has incurred business reorganization expenses in the past, each charge relates to a discrete event based on a unique set of business objectives and circumstances.  Management does not believe these charges reflect the Company’s primary business, ongoing operating results or future outlook. As such, the Company believes it is appropriate to exclude these expenses and related charges from its Non-GAAP financial measures.

•                  Non-cash amortization of discount on convertible notes — the Company records non-cash amortization of discount on convertible notes as interest expense in addition to the interest expense recorded for coupon payments.  The Company believes the non-cash portion of the interest expense, which represents the accretion of the bifurcated equity component of the conversion option of our convertible notes, is not core to our operations given our intent and ability to settle the notes in shares of our common stock.  The convertible notes are accounted for under the assumption that they will be settled in shares, and the Company includes the related underlying shares when calculating if-converted net income per diluted share.  Therefore, the exclusion of the non-cash amortization from the Company’s non-GAAP financial measures provides management with a consistent measure for assessing financial results.

•                  Gain on long-term investment, net — from time to time, the Company makes strategic non-core business investments.  Because the Company does not exercise significant control over these investments, it excludes the impact of any gains and losses on such investments from its Non-GAAP financial measures.

•                  Income tax adjustment — the Company calculates a provision/benefit for income taxes on a standalone, Non-GAAP basis inclusive of the adjustments noted above.  The income tax adjustment reflects the difference between our GAAP and Non-GAAP provision/benefit for income taxes.

In the future, Take-Two may also consider whether other items should also be excluded in calculating the Non-GAAP financial measures used by the Company.

Final Results

The financial results discussed herein are presented on a preliminary basis; final data will be included in Take-Two’s Quarterly Report on Form 10-Q for the period ended September 30, 2016.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher and marketer of interactive entertainment for consumers around the globe. The Company develops and publishes products through its two wholly-owned labels Rockstar Games and 2K. Our products are designed for console systems and personal computers, including smartphones and tablets, and are delivered through physical retail, digital download, online platforms and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at http://www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, and risks associated with international operations. Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” the Company’s most recent Quarterly Report on Form 10-Q, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

#  #  #

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

	Three months ended September 30,		Six months ended September 30,
	2016	2015	2016	2015

Net revenue	$420,167	$346,974	$731,719	$622,271

Cost of goods sold:
Internal royalties	77,425	54,918	137,098	160,747
Software development costs and royalties	45,194	40,014	108,853	90,507
Product costs	55,059	38,777	100,038	78,718
Licenses	27,927	10,231	50,996	16,583
Total cost of goods sold	205,605	143,940	396,985	346,555

Gross profit	214,562	203,034	334,734	275,716

Selling and marketing	80,187	54,876	151,321	100,443
General and administrative	49,685	49,961	96,428	98,996
Research and development	30,005	24,413	63,905	58,555
Depreciation and amortization	7,491	7,353	14,869	13,928
Total operating expenses	167,368	136,603	326,523	271,922
Income from operations	47,194	66,431	8,211	3,794
Interest and other, net	(7,078)	(8,396)	(11,584)	(15,930)
Gain on long-term investment	—	—	1,350	—
Income (loss) before income taxes	40,116	58,035	(2,023)	(12,136)
Provision for income taxes	3,684	3,300	112	152
Net income (loss)	$36,432	$54,735	$(2,135)	$(12,288)

Earnings (Loss) per share:
Basic earnings (loss) per share	$0.42	$0.63	$(0.03)	$(0.15)
Diluted earnings (loss) per share	$0.39	$0.55	(0.03)	$(0.15)
Weighted average shares outstanding:
Basic	87,176	87,560	84,990	83,280
Diluted	115,202	114,015	84,990	83,280

Computation of Basic EPS:
Net income (loss)	$36,432	$54,735	$(2,135)	$(12,288)
Less: net income allocated to participating securities	(745)	(2,320)	—	—
Net income (loss) for basic EPS calculation	$35,687	$52,415	$(2,135)	$(12,288)

Weighted average shares outstanding - basic	87,176	87,560	$84,990	83,280
Less: weighted average participating shares outstanding	(1,783)	(3,711)	—	—
Weighted average common shares outstanding - basic	85,393	83,849	84,990	83,280

Basic earnings (loss) per share	$0.42	$0.63	$(0.03)	$(0.15)

Computation of Diluted EPS:
Net income (loss)	$36,432	$54,735	$(2,135)	$(12,288)
Less: net income allocated to participating securities	(564)	(1,782)	—	—
Add: interest expense, net of tax, on Convertible Notes	8,669	7,994	—	—
Net income (loss) for diluted EPS calculation	$44,537	$60,947	$(2,135)	$(12,288)

Weighted average common shares outstanding - basic	85,393	83,849	84,990	83,280
Add: dilutive effect of common stock equivalents	29,809	30,166	—	—
Total weighted average shares outstanding - diluted	115,202	114,015	84,990	83,280
Less: weighted average participating shares outstanding	(1,783)	(3,711)	—	—
Weighted average common shares outstanding - diluted	113,419	110,304	84,990	83,280

Diluted earnings (loss) per share	$0.39	$0.55	$(0.03)	$(0.15)

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	September 30,	March 31,
	2016	2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$770,003	$798,742
Short-term investments	404,591	470,820
Restricted cash	368,109	261,169
Accounts receivable, net of allowances of $70,480 and $45,552 at September 30, 2016 and March 31, 2016, respectively	381,587	168,527
Inventory	77,561	15,888
Software development costs and licenses	178,629	178,387
Deferred cost of goods sold	129,396	98,474
Prepaid expenses and other	60,894	53,269
Total current assets	2,370,770	2,045,276

Fixed assets, net	68,531	77,127
Software development costs and licenses, net of current portion	300,340	214,831
Deferred cost of goods sold, net of current portion	3,033	17,915
Goodwill	215,658	217,080
Other intangibles, net	4,609	4,609
Other assets	16,139	13,439
Total assets	$2,979,080	$2,590,277

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$144,756	$30,448
Accrued expenses and other current liabilities	753,069	607,479
Deferred revenue	821,409	582,484
Total current liabilities	1,719,234	1,220,411

Long-term debt	511,636	497,935
Non-current deferred revenue	54,741	216,319
Other long-term liabilities	110,716	74,227
Total liabilities	2,396,327	2,008,892

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000 shares authorized	—	—
Common stock, $.01 par value, 200,000 shares authorized; 104,558 and 103,765 shares issued and 87,366 and 86,573 outstanding at September 30, 2016 and March 31, 2016, respectively	1,046	1,038
Additional paid-in capital	1,097,098	1,088,628
Treasury stock, at cost; 17,192 common shares at September 30, 2016 and March 31, 2016, respectively	(303,388)	(303,388)
Accumulated deficit	(169,132)	(166,997)
Accumulated other comprehensive loss	(42,871)	(37,896)
Total stockholders’ equity	582,753	581,385
Total liabilities and stockholders’ equity	$2,979,080	$2,590,277

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Six months ended September 30,
	2016	2015

Operating activities:
Net loss	$(2,135)	$(12,288)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization and impairment of software development costs and licenses	63,459	40,719
Depreciation and amortization	14,869	13,928
Amortization and impairment of intellectual property	—	160
Stock-based compensation	33,333	35,406
Deferred income taxes	(15)	68
Amortization of discount on Convertible Notes	12,981	11,544
Amortization of debt issuance costs	779	792
Other, net	(2,897)	1,102
Changes in assets and liabilities:
Restricted cash	(106,940)	(45,548)
Accounts receivable	(212,032)	(22,668)
Inventory	(62,555)	(3,755)
Software development costs and licenses	(148,512)	(117,959)
Prepaid expenses, other current and other non-current assets	(8,560)	(13,250)
Deferred revenue	80,913	113,042
Deferred cost of goods sold	(17,287)	(38,440)
Accounts payable, accrued expenses and other liabilities	303,790	57,161
Net cash (used in) provided by operating activities	(50,809)	20,014

Investing activities:
Change in bank time deposits	66,841	(162,401)
Proceeds from available-for-sale securities	72,387	—
Purchases of available-for-sale securities	(74,552)	(4,987)
Purchases of fixed assets	(8,283)	(25,793)
Proceeds from sale of long-term investments	1,350	—
Purchase of long-term investments	(1,885)	—
Net cash provided by (used in) investing activities	55,858	(193,181)

Financing activities:
Excess tax benefit from stock-based compensation	1,143	9,529
Tax payment related to net share settlements on restricted stock awards	(30,621)	(10,386)
Repurchase of common stock	—	(26,552)
Net cash used in financing activities	(29,478)	(27,409)

Effects of foreign exchange rates on cash and cash equivalents	(4,310)	1,169

Net decrease in cash and cash equivalents	(28,739)	(199,407)
Cash and cash equivalents, beginning of year	798,742	911,120
Cash and cash equivalents, end of period	$770,003	$711,713

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

RECONCILIATION OF GAAP TO Non-GAAP MEASURES (Unaudited)

(in thousands, except per share amounts)

	Three months ended September 30,		Six months ended September 30,
	2016	2015	2016	2015

Cost of Goods Sold
GAAP Cost of Goods Sold	$205,605	$143,940	$396,985	$346,555
Stock-based compensation	(5,566)	(4,110)	(9,952)	(8,804)
Non-GAAP Cost of Goods Sold	200,039	$139,830	387,033	$337,751

Gross Profit
GAAP Gross Profit	$214,562	$203,034	$334,734	$275,716
Stock-based compensation	5,566	4,110	9,952	8,804
Non-GAAP Gross Profit	220,128	$207,144	344,686	$284,520

Income (Loss) from Operations
GAAP Income from Operations	$47,194	$66,431	$8,211	$3,794
Stock-based compensation	18,233	16,320	33,333	35,406
Business reorganization, restructuring and related expenses	—	—	—	1,228
Non-GAAP Income from Operations	$65,427	$82,751	$41,544	$40,428

Net Income (Loss)
GAAP Net Income (Loss)	$36,432	$54,735	$(2,135)	$(12,288)
Stock-based compensation	18,233	16,320	33,333	35,406
Business reorganization, restructuring and related expenses	—	—	—	1,228
Non-cash amortization of discount on Convertible Notes	6,882	5,817	12,981	11,544
Gain on long-term investment	—	—	(1,350)	—
Income tax adjustment	(10,826)	(20,704)	(9,693)	(12,895)
Non-GAAP Net Income	$50,721	$56,168	$33,136	$22,995

Diluted Earnings (Loss) Per Share
GAAP earnings (loss) per share	$0.39	$0.55	$(0.03)	$(0.15)
Non-GAAP earnings per share	$0.45	$0.51	$0.31	$0.23

Number of diluted shares used in computation
GAAP	115,202	114,015	84,990	83,280
Non-GAAP	115,202	114,015	115,105	114,157

Computation of Diluted GAAP EPS:
Net income (loss)	$36,432	$54,735	$(2,135)	$(12,288)
Less: net income allocated to participating securities	(564)	(1,782)	—	—
Add: interest expense, net of tax, on Convertible Notes	8,669	7,994	—	—
Net income (loss) for diluted EPS calculation	$44,537	$60,947	$(2,135)	$(12,288)

Weighted average shares outstanding - diluted	85,393	83,849	84,990	82,833
Add: dilutive effect of common stock equivalents	29,809	30,166	—	—
Total weighted average shares outstanding - diluted	115,202	114,015	84,990	82,833
Less: weighted average participating shares outstanding	(1,783)	(3,711)	—	—
Weighted average common shares outstanding - diluted	113,419	110,304	84,990	82,833

Diluted earnings (loss) per share	$0.39	$0.55	$(0.03)	$(0.15)

Computation of Diluted Non-GAAP EPS:
Non-GAAP net income	$50,721	$56,168	$33,136	$22,995
Less: net income allocated to participating securities	(785)	(1,828)	(570)	(891)
Add: interest expense, net of tax, on Convertible Notes	1,518	1,370	3,031	2,742
Net income for diluted earnings per share calculation	$51,454	$55,710	$35,597	$24,846

Weighted average shares outstanding - diluted	85,393	83,849	88,650	83,280
Add: dilutive effect of common stock equivalents	29,809	30,166	26,455	30,877
Total weighted average shares outstanding - diluted	115,202	114,015	115,105	114,157
Less: weighted average participating shares outstanding	(1,783)	(3,711)	(1,979)	(4,422)
Weighted average common shares outstanding - diluted	113,419	110,304	113,126	109,735

Diluted earnings per share	$0.45	$0.51	$0.31	$0.23

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

SELECTED DATA

(in thousands)

	Three Months Ended September 30,		Six Months Ended September 30,
	2016	2015	2016	2015

Net Revenues	$420,167	$346,974	$731,719	$622,271
Change in deferred net revenues	59,274	17,956	20,277	109,051

Cost of Goods Sold	$205,605	$143,940	$396,985	$346,555
Non-GAAP Cost of Goods Sold	$200,039	$139,830	$387,033	$337,751
Change in deferred cost of goods sold (1)	28,779	49,031	4,155	49,161

Net Income (Loss)	$36,432	$54,735	$(2,135)	$(12,288)
Non-GAAP Net Income	50,721	56,168	33,136	22,995
Net effect from deferral of net revenue and related cost of goods sold, net of taxes (2)	23,407	(23,468)	12,099	43,913

(1) Changes in deferred cost of goods sold
Change in deferred software development costs	$4,796	$8,992	$2,069	$10,229
Change in deferred product costs	11,689	18,210	2,799	16,114
Change in deferred licenses	12,294	21,829	(713)	22,818
Total change in deferred cost of goods sold	28,779	49,031	4,155	49,161

(2) Net effect from deferral of net revenue and related cost of goods sold, net of taxes
Change in deferred net revenues	$59,274	$17,956	$20,277	$109,051
Change in deferred cost of goods sold	(28,779)	(49,031)	(4,155)	(49,161)
Tax (benefit)/expense	7,088	(7,607)	4,023	15,977
Net effect from deferral of net revenue and related cost of goods sold, net of taxes	23,407	(23,468)	12,099	43,913

Bookings
Total Bookings	$452,835	$353,013	$706,336	$706,844
Digital Bookings	$210,806	$132,369	$383,506	$377,576

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Net Revenue by Geographic Region, Distribution Channel, and Platform Mix

(in thousands)

	Three Months Ended September 30, 2016		Three Months Ended September 30, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Geographic Region
United States	$252,483	60%	$185,102	53%
International	167,684	40%	161,872	47%
Total net revenues	420,167	100%	346,974	100%

Change in Deferred Net Revenues
United States	$45,486		$33,740
International	13,788		(15,784)
Total changes in deferred net revenues	59,274		17,956

	Three Months Ended September 30, 2016		Three Months Ended September 30, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Distribution Channel
Digital online	$230,759	55%	$202,426	58%
Physical retail and other	189,408	45%	144,548	42%
Total net revenues	420,167	100%	346,974	100%

Change in Deferred Net Revenues
Digital online	$3,419		$(61,414)
Physical retail and other	55,855		79,370
Total changes in deferred net revenues	59,274		17,956

	Three Months Ended September 30, 2016		Three Months Ended September 30, 2015
	Amount	% of Total	Amount	% of Total
Net Revenues by Platform Mix
Console	$230,759	55%	$301,029	87%
PC and other	189,408	45%	45,945	13%
Total net revenues	420,167	100%	346,974	100%

Change in Deferred Net Revenues
Console	$190,625		$15,621
PC and other	(131,351)		2,335
Total changes in deferred net revenues	59,274		17,956

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Net Revenue by Geographic Region, Distribution Channel, and Platform Mix

(in thousands)

	Six Months Ended September 30, 2016		Six Months Ended September 30, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Geographic Region
United States	$445,584	61%	$328,540	53%
International	286,135	39%	293,731	47%
Total net revenues	731,719	100%	622,271	100%

Change in Deferred Net Revenues
United States	$(4,375)		$41,658
International	24,652		67,393
Total changes in deferred net revenues	20,277		109,051

	Six Months Ended September 30, 2016		Six Months Ended September 30, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Distribution Channel
Digital online	$402,837	55%	$356,411	57%
Physical retail and other	328,882	45%	265,860	43%
Total net revenues	731,719	100%	622,271	100%

Change in Deferred Net Revenues
Digital online	$22,504		$38,564
Physical retail and other	(2,227)		70,487
Total changes in deferred net revenues	20,277		109,051

	Six Months Ended September 30, 2016		Six Months Ended September 30, 2015
	Amount	% of Total	Amount	% of Total
Net Revenues by Platform Mix
Console	$607,064	83%	$523,603	84%
PC and other	124,655	17%	98,668	16%
Total net revenues	731,719	100%	622,271	100%

Change in Deferred Net Revenues
Console	$28,165		$(21,684)
PC and other	(7,887)		130,735
Total changes in deferred net revenues	20,277		109,051